content="text/html; charset=iso-8859-1"> Exhibit 10.26 to Form 10-K

CHANGE IN TERMS AGREEMENT

Principal $2,000,000.00	Loan Date 03-26-2001	Maturity 06-30-2002	Loan No.	Call	Collateral	Account	Officer 490	Initials
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower:	Industrial Services of America, Inc. (TIN: 69-0712746) 7100 Grade Lane Louisville, KY 40232	Lender:	Bank of Louisville 500 West Broadway Louisville, KY 40202

Principal Amount:	$3,000,000.00	Initial Rate:	8.500%	Date of Agreement:	November 30, 2000

DESCRIPTION OF EXISTING INDEBTEDNESS. The Revolving Line of Credit #81145 as evidenced by Borrower's promissory note dated May 9, 1997, in the face principal amount of $2,000,000.00, as most recently renewed by the Change in Terms Agreement dated November 30, 2000, in the face principal amount of $3,000,000.00, payable to Lender's order (the "Note").

DESCRIPTION OF COLLATERAL. All of Borrower's business assets, as described in the Security Agreement dated May 9, 1997, by Borrower in favor of Lender together with UCC-1 Financing Statement of record in the Office of the Clerk of Jefferson County, Kentucky.

DESCRIPTION OF CHANGE IN TERMS. 1) The maturity date of the Note is hereby to be confirmed as June 30, 2002. 2) The Loan Agreement dated November 30, 2000, is hereby amended so as to delete the Financial Covenant entitled "Net Worth Ratio." Interest will accrue to the end of each interest period described in the Note, and will be due and payable on the 15th day of the next interest period, provided that all amounts outstanding under the Note shall be due and payable in full on the maturity date set forth in the previous sentence. Lender and Borrower agree that the Loan Agreement and Security Agreement executed in connection with the Note are and were intended to govern and secure Borrower's obligation to Lender under the Note as it has been and may be renewed, replaced, modified, and extended, and Borrower affirms and confirms in all respects its obligation under the Loan Agreement and Security Agreement. This Change in Terms Agreement amends but does not novate the Note.

FINAL AGREEMENT. THE UNDERSIGNED REPRESENTS AND AGREES THAT: (A) THIS AGREEMENT, TOGETHER WITH THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND/OR REFERRED TO HEREIN (COLLECTIVELY, THE "LOAN DOCUMENTS") REPRESENTS THE FINAL AGREEMENT BETWEEN THE UNDERSIGNED AND THE LENDER WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THERE ARE NO UNWRITTEN ORAL AGREEMENT BETWEEN THE PARTIES, AND (C) THE LOAN DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES, THE TERM "PARTIES" MEANS BANK OF LOUISVILLE AND ANY AND ALL ENTITIES OR INDIVIDUALS WHO ARE OBLIGATED, DIRECTLY OR INDIRECTLY TO REPAY THE INDEBTEDNESS REPRESENTED BY THIS NOTE OR HAVE PLEDGED PROPERTY AS SECURITY FOR THE INDEBTEDNESS REPRESENTED BY THIS NOTE.

EFFECTIVE DATE. This Agreement was executed on the _____ day of __________, 2001, but is effective as of March 26, 2001.

FINANCIAL REPORTING. Borrower affirms its obligation to provide Lender with its financial statements and other financial information, in form and substance satisfactory to Lender and on such periodic reporting schedule as Lender may prescribe, and change from time to time.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

BORROWER:

Industrial Services of America, Inc.

By: /s/ Timothy W. Myers
      Timothy W. Myers, President